EXHIBIT INDEX



Exhibit Number          Title
--------------          -----

2                       Consent of Independent Accountants




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CONSENT OF PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 9, 2003, included in this Annual Report of the Atlantic American Corporation 401(k) Retirement Savings Plan on Form 11-K for the year ended December 31, 2002, into the Plan's previously filed Registration Statement No. 333-89891.




                                            GIFFORD, HILLEGASS & INGWERSEN, P.C.


Atlanta, Georgia
June 27, 2003